--------------------------------------------------------------------------------
LARGE CAP VALUE
--------------------------------------------------------------------------------

Alliance Growth &
Income Fund

Annual Report
October 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 14, 2001

Dear Shareholder:

This report provides the performance and market activity of Alliance Growth & Income Fund (the "Fund") for the annual reporting period ended October 31, 2001.

Investment Objectives and Policies

This open-end fund seeks to provide income and capital appreciation. The Fund invests principally in a diversified portfolio of dividend-paying common stocks of good quality, and may also invest in other types of securities, including bonds, convertible bonds, preferred stocks, and fixed-income securities. We manage the Fund with an eye toward maintaining a defensive dividend yield and price-to-earnings (P/E) ratio, a fully invested posture and a high degree of sector and industry diversification.

Investment Results

The following table provides performance data for the Fund and its benchmarks, the Russell 1000 Value Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2001.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Growth & Income Fund
   Class A                                                  -12.70%       -9.49%
--------------------------------------------------------------------------------
   Class B                                                  -12.94%      -10.22%
--------------------------------------------------------------------------------
   Class C                                                  -13.16%      -10.23%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                    -11.74%      -11.86%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                         -14.52%      -24.83%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

      An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Fund.

      Additional investment results appear on pages 4-7.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund outperformed its broad market benchmark, the S&P 500 Stock Index, as well as its style-based benchmark, the Russell 1000 Value Index, for the past 12 months.

Over the 12-month reporting period, relative to the S&P 500 Stock Index, the Fund's positive performance was driven by the Fund's minimal holdings in technology stocks and its overweight position in the financial services sector. Individual stock selection also played a key role in the Fund's performance versus the S&P 500, as it did in the Fund's performance relative to the Russell 1000 Value Index. Specifically, First Data Corp., a credit-card transaction processor, Electronic Data Systems Corp., an information technology systems integrator, and Philip Morris Cos., Inc. all contributed positively to the Fund's performance.

Market Commentary

This fiscal year saw the NASDAQ collapse, the first U.S. recession since 1990 and the worst terrorist incident in American history. Following the Internet bubble of the late nineties, it is no wonder that stocks declined severely. The S&P 500 Stock Index lost a quarter of its value. Within these circumstances, value stocks were down as well, but nevertheless outperformed the broad market.

Economic growth continued to decelerate since the last reporting period six months ago. Restrained capital spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the U.S. economy. Consumer and investor confidence, key ingredients required for recovery, were tarnished as a result of the U.S. terrorist attacks. With the economy slowing and underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 200 basis points from 5.00% to 3.00%, and in late May Congress passed a stimulative tax package. (On October 2 and November 6, the Federal Reserve again reduced interest rates a total of 125 basis points to 1.75%--the lowest in four decades.) Growth for the second quarter of 2001 slowed to 0.30%, and reported preliminary growth for the third quarter contracted to -0.40%.

Additionally, the House passed an economic stimulus package of roughly $100 billion for 2002. The Senate has yet to finalize its package, but the Administration is hopeful that a deal for an economic package will be struck relatively soon. The speed with which the economy adjusts to these fiscal and monetary policy measures will be determined by a host of factors, not the least of which will be the public's renewed confidence in the future.

Market Outlook

There are renewed signs of recovery driven by aggressive monetary easing and fiscal stimulus. The stock market has reacted strongly to the increase in liquidity, and we expect 2002 to be a good year for stocks barring renewed terrorist activity.


--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH & INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Portfolio Strategy

As always, the Fund remains a stock selection portfolio, simply trying to capture the returns of the most undervalued companies relative to their fundamental prospects in any market environment.

Thank you for your continued interest and investment in Alliance Growth & Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank Caruso

Frank Caruso
Vice President

[PHOTO OMITTED]      John D. Carifa

[PHOTO OMITTED]      Paul C. Rissman

[PHOTO OMITTED]      Frank Caruso

Portfolio Managers, Paul C. Rissman and Frank Caruso, have over 32 years combined investment experience.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH & INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/91 TO 10/31/01

    [The following was depicted as a mountain chart in the printed material.]


                  Alliance Growth            S&P 500            Russell 1000
                   & Income Fund           Stock Index           Value Index
--------------------------------------------------------------------------------
    10/31/91             9582                 10000                  10000
    10/31/92            10274                 10995                  11043
    10/31/93            11813                 12634                  13817
    10/31/94            11735                 13121                  13922
    10/31/95            14575                 16587                  17362
    10/31/96            17710                 20581                  21483
    10/31/97            23604                 27187                  28613
    10/31/98            27075                 33171                  32855
    10/31/99            32620                 41684                  38285
    10/31/00            38089                 44218                  40397
    10/31/01            34474                 33212                  35606


Russell 1000 Value Index:               $35,606
Alliance Growth & Income Fund Class A:  $34,474
S&P 500 Stock Index:                    $33,212

This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth & Income Fund Class A shares (from 10/31/91 to 10/31/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Growth & Income Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth & Income Fund.


--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH & INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH & INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                               [BAR CHART OMITTED]

            Alliance Growth & Income Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                             Alliance Growth &                Russell 1000
                                Income Fund                    Value Index
--------------------------------------------------------------------------------
       10/31/92                     7.23%                        10.67%
       10/31/93                    14.98%                        25.16%
       10/31/94                    -0.67%                         0.77%
       10/31/95                    24.21%                        24.68%
       10/31/96                    21.51%                        23.74%
       10/31/97                    33.28%                        33.19%
       10/31/98                    14.70%                        14.83%
       10/31/99                    20.48%                        16.52%
       10/31/00                    16.76%                         5.52%
       10/31/01                    -9.49%                       -11.86%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Growth & Income Fund.


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES                PORTFOLIO STATISTICS

Class A Shares                 Net Assets ($mil): $8,207.9
7/1/32                         Median Market Capitalization ($mil): $33.7
Class B Shares
2/8/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

 24.6%  Finance
 14.4%  Energy
  9.9%  Consumer Staples
  8.5%  Utilities
  8.4%  Technology                              [PIE CHART OMITTED]
  7.7%  Consumer Services
  7.3%  Health Care
  5.6%  Multi-Industry Companies
  3.9%  Capital Goods
  2.5%  Basic Industry
  2.4%  Transportation
  0.3%  Consumer Manufacturing

  4.5%  Short-Term

HOLDING TYPE

 95.5%  Equity
  4.5%  Short-Term Securities                   [PIE CHART OMITTED]

All data as of October 31, 2001. The Fund's sector breakdown and holdings are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH & INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
                 1 Year                  -9.49%                    -13.32%
                5 Years                  14.25%                     13.28%
               10 Years                  13.66%                     13.17%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
                 1 Year                 -10.22%                    -13.57%
                5 Years                  13.35%                     13.35%
               10 Years(a)               12.92%                     12.92%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge         With Sales Charge
                 1 Year                 -10.23%                    -11.07%
                5 Years                  13.34%                     13.34%
        Since Inception*                 13.61%                     13.61%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER END (SEPTEMBER 30, 2001)

                                       Class A        Class B       Class C
                                       Shares         Shares        Shares
--------------------------------------------------------------------------------
                 1 Year                 -13.99%       -13.95%      -11.42%
                5 Years                  12.97%        13.12%       13.11%
               10 Years                  13.00%        12.78%(a)      N/A
        Since Inception*                 10.76%        12.58%(a)    13.44%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 7/1/32, Class A; 2/8/91, Class B; 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

N/A:  not applicable


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2001

                                                                   Percent of
Company                                                  Value     Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                                 $  408,676,466           5.0%
--------------------------------------------------------------------------------
Tyco International, Ltd.                           337,853,028           4.1
--------------------------------------------------------------------------------
Bank of America Corp.                              307,113,738           3.7
--------------------------------------------------------------------------------
Household International, Inc.                      293,115,350           3.6
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            262,067,104           3.2
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                           260,921,700           3.2
--------------------------------------------------------------------------------
BP Plc (ADR)                                       240,487,633           2.9
--------------------------------------------------------------------------------
Bank One Corp.                                     229,011,000           2.8
--------------------------------------------------------------------------------
AT&T Corp.                                         214,348,175           2.6
--------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                     212,049,400           2.6
--------------------------------------------------------------------------------
                                                $2,765,643,594          33.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001

                                                --------------------------------
                                                             Shares
                                                --------------------------------
Purchases                                          Bought      Holdings 10/31/01
--------------------------------------------------------------------------------
E.I. Du Pont de Nemours & Co.                   2,645,000              2,645,000
--------------------------------------------------------------------------------
ENI S.P.A. (ADR)                                2,540,000              2,540,000
--------------------------------------------------------------------------------
Enron Corp.                                     6,100,000              6,100,000
--------------------------------------------------------------------------------
General Electric Co.                            2,705,000              4,350,000
--------------------------------------------------------------------------------
Honeywell International, Inc.                   4,150,000              4,150,000
--------------------------------------------------------------------------------
Schering-Plough Corp.                           3,818,300              3,818,300
--------------------------------------------------------------------------------
Target Corp.                                    3,700,000              3,700,000
--------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                    3,180,300              4,240,000
--------------------------------------------------------------------------------
Union Pacific Corp.                             2,800,000              2,800,000
--------------------------------------------------------------------------------
Washington Mutual, Inc.                         3,500,000              3,500,000
--------------------------------------------------------------------------------

Sales                                                Sold     Holdings 10/31/01
--------------------------------------------------------------------------------
American International Group, Inc.                950,000                    -0-
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp. Cl.A             4,800,000                    -0-
--------------------------------------------------------------------------------
Cisco Systems, Inc.                             6,280,000                    -0-
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                           1,150,000                    -0-
--------------------------------------------------------------------------------
First Data Corp.                                1,778,000                    -0-
--------------------------------------------------------------------------------
Johnson & Johnson                               1,420,000                    -0-
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                               3,100,000                    -0-
--------------------------------------------------------------------------------
Pharmacia Corp.                                 2,945,000             2,091,200
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                          1,575,000             1,377,600
--------------------------------------------------------------------------------
The Pepsi Bottling Group, Inc.                  2,892,500                    -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH & INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                              Shares         U.S. $ Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-96.2%

Finance-24.8%
Banking - Money Center-3.2%
J.P. Morgan Chase & Co. ...................       7,411,400       $  262,067,104
                                                                  --------------

Banking - Regional-9.2%
Bank of America Corp. .....................       5,206,200          307,113,738
Bank One Corp. ............................       6,900,000          229,011,000
KeyCorp ...................................       6,890,000          146,481,400
National City Corp. .......................       2,623,700           69,265,680
                                                                  --------------
                                                                     751,871,818
                                                                  --------------
Brokerage & Money Management-0.8%
Morgan Stanley Dean Witter & Co. ..........       1,310,000           64,085,200
                                                                  --------------
Mortgage Banking-1.9%
MGIC Investment Corp. .....................         455,000           23,541,700
PMI Group, Inc. ...........................         528,820           29,323,069
Washington Mutual, Inc.(a) ................       3,500,000          105,665,000
                                                                  --------------
                                                                     158,529,769
                                                                  --------------
Miscellaneous-9.7%
Capital One Financial Corp. ...............       1,760,000           72,705,600
Citigroup, Inc. ...........................       8,977,954          408,676,466
Household International, Inc. .............       5,604,500          293,115,350
MBNA Corp. ................................         765,000           21,121,650
                                                                  --------------
                                                                     795,619,066
                                                                  --------------
                                                                   2,032,172,957
                                                                  --------------
Energy-14.5%
Domestic Integrated-0.5%
Phillips Petroleum Co. ....................         710,000           38,631,100
                                                                  --------------

Domestic Producers-2.3%
Apache Corp.(a) ...........................       2,020,000          104,232,000
Kerr-McGee Corp. ..........................         999,000           57,542,400
Occidental Petroleum Corp. ................       1,280,000           32,409,600
                                                                  --------------
                                                                     194,184,000
                                                                  --------------
International-4.9%
BP Plc (ADR)(United Kingdom) ..............       4,974,920          240,487,633
ENI S.P.A. (ADR)(Italy)(a) ................       2,540,000          160,045,400
                                                                  --------------
                                                                     400,533,033
                                                                  --------------
Oil Service-3.9%
Baker Hughes, Inc. ........................       2,045,000           73,272,350
Noble Drilling Corp.(b) ...................       3,884,400          118,668,420
Transocean Sedco Forex, Inc. ..............       4,240,000          127,836,000
                                                                  --------------
                                                                     319,776,770
                                                                  --------------


--------------------------------------------------------------------------------
                                               ALLIANCE GROWTH & INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                              Shares         U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous-2.9%
Dynegy, Inc. .............................        4,352,400       $  156,251,160
Enron Corp. ..............................        6,100,000           84,790,000
                                                                  --------------
                                                                     241,041,160
                                                                  --------------
                                                                   1,194,166,063
                                                                  --------------
Consumer Staples-10.0%
Beverages-2.6%
Anheuser-Busch Companies, Inc. ...........        5,090,000          212,049,400
                                                                  --------------

Cosmetics-2.1%
Avon Products, Inc.(a) ...................        3,623,000          169,665,090
                                                                  --------------

Retail - Food & Drug-2.1%
Kroger Co.(b) ............................        7,258,000          177,530,680
                                                                  --------------

Tobacco-3.2%
Philip Morris Cos., Inc. .................        5,575,250          260,921,700
                                                                  --------------
                                                                     820,166,870
                                                                  --------------
Utilities-8.5%
Electric & Gas Utility-2.9%
AES Corp.(a)(b) ..........................        5,292,600           73,302,510
Consolidated Edison, Inc.(a) .............          970,000           38,305,300
Duke Energy Corp. ........................        1,260,000           48,396,600
FirstEnergy Corp.(a) .....................        1,280,000           44,108,800
FPL Group, Inc. ..........................          338,000           17,947,800
Pinnacle West Capital Corp. ..............          415,000           17,492,250
                                                                  --------------
                                                                     239,553,260
                                                                  --------------
Telephone Utility-5.6%
AT&T Corp.(a) ............................       14,055,618          214,348,175
BellSouth Corp. ..........................        1,560,000           57,720,000
SBC Communications, Inc. .................        4,268,000          162,653,480
WorldCom, Inc. ...........................        1,940,925           26,105,441
WorldCom, Inc.-MCI Group .................           77,637              919,998
                                                                  --------------
                                                                     461,747,094
                                                                  --------------
                                                                     701,300,354
                                                                  --------------
Technology-8.4%
Communications Equipment-1.1%
Corning, Inc. ............................        3,484,900           28,088,294
Lucent Technologies, Inc.
   8.00%, 8/01/31,
   Convertible preferred stock(b)(c) .....          521,600           60,831,600
                                                                  --------------
                                                                      88,919,894
                                                                  --------------
Computer Services-1.5%
Computer Sciences Corp.(b) ...............          488,000           17,524,080
Electronic Data Systems Corp.(a) .........        1,700,300          109,448,311
                                                                  --------------
                                                                     126,972,391
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH & INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Computer Software-0.9%
Check Point Software Technologies,
   Ltd. (Israel)(a)(b) ..........................     2,460,000     $ 72,619,200
                                                                    ------------

Contract Manufacturing-2.4%
Flextronics International, Ltd. (Singapore)(b) ..     3,725,000       74,127,500
Sanmina Corp.(b) ................................     5,443,900       82,420,646
Solectron Corp.(b) ..............................     3,438,100       42,288,630
                                                                    ------------
                                                                     198,836,776
                                                                    ------------
Semi-Conductor Components-2.5%
Agere Systems, Inc. Cl.A(b) .....................     8,607,000       39,592,200
Fairchild Semiconductor Int'l. Cl.A(b) ..........       662,100       14,069,625
Micron Technology, Inc.(a)(b) ...................     6,667,700      151,756,852
                                                                    ------------
                                                                     205,418,677
                                                                    ------------
                                                                     692,766,938
                                                                    ------------
Consumer Services-7.8%
Airlines-1.3%
AMR Corp.(b) ....................................     4,560,000       82,992,000
Continental Airlines, Inc. Cl.B(a)(b) ...........     1,435,000       25,098,150
                                                                    ------------
                                                                     108,090,150
                                                                    ------------
Broadcasting & Cable-2.0%
Comcast Corp. Cl.A(b) ...........................     4,537,000      162,606,080
                                                                    ------------

Cellular Communications-0.6%
AT&T Wireless Services, Inc.(b) .................     3,396,797       49,049,749
                                                                    ------------

Entertainment & Leisure-1.8%
Carnival Corp. ..................................     3,788,700       82,517,886
Walt Disney Co. .................................     3,550,700       66,007,513
                                                                    ------------
                                                                     148,525,399
                                                                    ------------
Gaming-0.2%
Park Place Entertainment Corp.(b) ...............     2,128,000       15,236,480
                                                                    ------------

Retail - General Merchandise-1.9%
Sears, Roebuck & Co. ............................     1,085,000       42,065,450
Target Corp. ....................................     3,700,000      115,255,000
                                                                    ------------
                                                                     157,320,450
                                                                    ------------
                                                                     640,828,308
                                                                    ------------
Health Care-7.4%
Drugs-2.8%
Pharmacia Corp. .................................     2,091,200       84,735,424
Schering-Plough Corp. ...........................     3,818,300      141,964,394
                                                                    ------------
                                                                     226,699,818
                                                                    ------------
Medical Products-1.4%
Abbott Laboratories .............................     2,235,000      118,410,300
                                                                    ------------


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                              Shares         U.S. $ Value
--------------------------------------------------------------------------------

Medical Services-3.2%
Cardinal Health, Inc. .....................       1,210,000       $   81,203,100
IMS Health, Inc. ..........................       1,260,000           26,926,200
Tenet Healthcare Corp.(b) .................       1,377,600           79,239,552
Wellpoint Health Networks, Inc.(b) ........         634,400           70,792,696
                                                                  --------------
                                                                     258,161,548
                                                                  --------------
                                                                     603,271,666
                                                                  --------------
Multi-Industry Companies-5.6%
Honeywell International, Inc. .............       4,150,000          122,632,500
Tyco International, Ltd.(a) ...............       6,875,316          337,853,028
                                                                  --------------
                                                                     460,485,528
                                                                  --------------
Capital Goods-3.9%
Miscellaneous-3.9%
General Electric Co. ......................       4,350,000          158,383,500
United Technologies Corp. .................       2,989,300          161,093,377
                                                                  --------------
                                                                     319,476,877
                                                                  --------------
Basic Industry-2.5%
Chemicals-2.5%
E.I. Du Pont de Nemours & Co. .............       2,645,000          105,773,550
Eastman Chemical Co. ......................         520,000           17,841,200
Lyondell Chemical Co.(a) ..................       4,540,000           60,427,400
Solutia, Inc. .............................       1,780,000           21,360,000
                                                                  --------------
                                                                     205,402,150
                                                                  --------------
Transportation-2.5%
Railroad-2.5%
Burlington Northern Santa Fe Corp. ........       1,300,000           34,931,000
Union Pacific Capital Trust
   6.25%, 4/01/28,
   Convertible preferred stock(c) .........         444,000           21,034,500
Union Pacific Corp. .......................       2,800,000          145,628,000
                                                                  --------------
                                                                     201,593,500
                                                                  --------------
Consumer Manufacturing-0.3%
Auto & Related-0.2%
Delphi Automotive Systems Corp. ...........       1,301,500           15,110,415
                                                                  --------------

Building & Related-0.1%
American Standard Companies, Inc.(b) ......         158,900            9,200,310
                                                                  --------------
                                                                      24,310,725
                                                                  --------------
Total Common & Preferred Stocks
   (cost $8,375,422,699) ..................                        7,895,941,936
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCE GROWTH & INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                Principal
                                                   Amount
Company                                             (000)           U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-4.5%

Time Deposit-4.5%
State Street Euro Dollar
   2.00%, 11/01/01
   (amortized cost $372,579,000) ........       $ 372,579       $   372,579,000
                                                                ---------------

Total Investments-100.7%
   (cost $8,748,001,699) ................                         8,268,520,936
Other assets less liabilities-(0.7%) ....                           (60,653,905)
                                                                ---------------

Net Assets-100% .........................                       $ 8,207,867,031
                                                                ===============

(a)   Securities, or a portion thereof, loaned at October 31, 2001.

(b)   Non-income producing security.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to $81,866,100 or 1.0% of net assets.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $8,748,001,699) .     $ 8,268,520,936
Cash ......................................................                 597
Collateral held for securities loaned .....................         191,375,100
Receivable for capital stock sold .........................          35,762,241
Receivable for investment securities sold .................          21,530,349
Dividends and interest receivable .........................           5,777,636
                                                                ---------------
Total assets ..............................................       8,522,966,859
                                                                ---------------
Liabilities
Payable for collateral received on securities loaned ......         191,375,100
Payable for investment securities purchased ...............          97,207,621
Payable for capital stock redeemed ........................          18,665,910
Advisory fee payable ......................................           4,300,982
Distribution fee payable ..................................           1,060,245
Accrued expenses and other liabilites .....................           2,489,970
                                                                ---------------
Total liabilities .........................................         315,099,828
                                                                ---------------
Net Assets ................................................     $ 8,207,867,031
                                                                ===============
Composition of Net Assets
Capital stock, at par .....................................     $    24,198,014
Additional paid-in capital ................................       8,449,132,378
Accumulated net realized gain on investment
   transactions ...........................................         214,017,402
Net unrealized depreciation of investments ................        (479,480,763)
                                                                ---------------
                                                                $ 8,207,867,031
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,914,367,326 / 852,076,314 shares of capital stock
   issued and outstanding) ................................               $3.42
Sales charge--4.25% of public offering price ..............                 .15
                                                                          -----
Maximum offering price ....................................               $3.57
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($3,360,118,820 / 997,981,484 shares of capital stock
   issued and outstanding) ................................               $3.37
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($1,233,033,049 / 365,560,407 shares of capital stock
   issued and outstanding) ................................               $3.37
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($700,347,836 / 204,183,176 shares of capital stock
   issued and outstanding) ................................               $3.43
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE GROWTH & INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $1,052,647) ...............     $  107,792,814
Interest .................................         18,687,176   $   126,479,990
                                               --------------
Expenses
Advisory fee .............................         44,296,749
Distribution fee-Class A .................          7,123,361
Distribution fee-Class B .................         31,325,110
Distribution fee-Class C .................         10,951,441
Transfer agency ..........................         12,207,508
Printing .................................          2,120,944
Registration .............................          1,095,021
Custodian ................................            540,600
Administrative ...........................            139,200
Audit and legal ..........................            131,245
Directors' fees ..........................             20,800
Miscellaneous ............................            190,604
                                               --------------
Total expenses ...........................                          110,142,583
                                                                ---------------
Net investment income ....................                           16,337,407
                                                                ---------------
Realized and Unrealized Gain (Loss) on
Investment Transactions
Net realized gain on investment
   transactions ..........................                          262,780,022
Net change in unrealized
   appreciation/depreciation of
   investments and other assets ..........                       (1,166,577,620)
                                                                ---------------
Net loss on investments ..................                         (903,797,598)
                                                                ---------------
Net Decrease in Net Assets
   from Operations .......................                      $  (887,460,191)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                             Year Ended           Year Ended
                                             October 31,          October 31,
                                                2001                 2000
                                           ===============      ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ................     $    16,337,407      $    23,209,148
Net realized gain on investment
   transactions ......................         262,780,022          352,235,620
Net change in unrealized
   appreciation/depreciation of
   investments and other assets ......      (1,166,577,620)         332,086,072
                                           ---------------      ---------------
Net increase (decrease) in net assets
   from operations ...................        (887,460,191)         707,530,840
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...........................         (27,667,445)         (18,495,434)
   Class B ...........................         (13,409,008)          (9,079,593)
   Class C ...........................          (4,677,307)          (2,716,235)
   Advisor Class .....................          (5,939,213)          (1,072,598)
Net realized gain on investments
   Class A ...........................        (129,558,248)         (71,182,289)
   Class B ...........................        (157,224,262)         (89,586,700)
   Class C ...........................         (51,324,522)         (25,544,119)
   Advisor Class .....................         (12,621,405)          (1,994,261)
Capital Stock Transactions
Net increase .........................       3,790,790,232        1,315,255,591
                                           ---------------      ---------------
Total increase .......................       2,500,908,631        1,803,115,202
Net Assets
Beginning of period ..................       5,706,958,400        3,903,843,198
                                           ---------------      ---------------
End of period ........................     $ 8,207,867,031      $ 5,706,958,400
                                           ===============      ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are be-


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

lieved to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a distribution reclassification, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625% of the first $5 billion of the average daily net assets of the Fund, .60% of the excess over $5 billion up to $7.5 billion, .575% of the excess over $7.5 billion up to $10 billion and .55% of the excess over $10 billion. Prior to December 7, 2000, the advisory fee was calculated at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $139,200 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2001.


--------------------------------------------------------------------------------
18 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $8,114,733 for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund's expenses were reduced by $142,765 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,070,605 from the sale of Class A shares and $76,868, $5,438,921 and $288,302 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

Brokerage commissions paid on investment transactions for the year ended October 31, 2001 amounted to $17,368,501, of which $1,553,574 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $96,641,715 and $8,474,356 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $8,058,434,982 and $4,658,351,977, respectively, for the year ended October 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2001.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At October 31, 2001, the cost of investments for federal income tax purposes was $8,766,430,101. Accordingly, gross unrealized appreciation of investments was $459,756,994 and gross unrealized depreciation of investments was $957,666,159 resulting in net unrealized depreciation of $497,909,165.

1. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended October 31, 2001, the Fund did not engage in any option transactions.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/PaineWebber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned secu-


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH & INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

rity when due. As of October 31, 2001, the Fund had loaned securities with a value of $185,423,071 and received cash collateral of $191,375,100. For the year ended October 31, 2001, the Fund received fee income of $335,539 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        ------------------------------      ------------------------------------
                                    Shares                                 Amount
                        ------------------------------      ------------------------------------
                          Year Ended        Year Ended           Year Ended           Year Ended
                         October 31,       October 31,          October 31,          October 31,
                                2001              2000                 2001                 2000
                        ------------------------------------------------------------------------
Class A
Shares sold              828,678,406       487,064,653      $ 3,133,439,322      $ 1,829,910,853
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          38,551,607        22,255,971          139,177,562           77,405,766
------------------------------------------------------------------------------------------------
Shares converted
   from Class B            7,730,494         9,239,245           28,838,245           34,148,405
------------------------------------------------------------------------------------------------
Shares redeemed         (545,294,962)     (402,520,081)      (2,061,878,933)      (1,502,358,489)
------------------------------------------------------------------------------------------------
Net increase             329,665,545       116,039,788      $ 1,239,576,196      $   439,106,535
================================================================================================

Class B
Shares sold              455,744,532       252,761,952      $ 1,699,691,051      $   931,187,311
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          43,586,022        26,889,604          155,610,173           91,466,838
------------------------------------------------------------------------------------------------
Shares converted
   to Class A             (7,849,836)       (9,358,491)         (28,838,245)         (34,148,405)
------------------------------------------------------------------------------------------------
Shares redeemed         (132,589,997)     (135,116,461)        (480,660,559)        (485,327,296)
------------------------------------------------------------------------------------------------
Net increase             358,890,721       135,176,604      $ 1,345,802,420      $   503,178,448
================================================================================================

Class C
Shares sold              236,908,653       124,294,263      $   884,800,408      $   458,133,872
------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          14,441,835         7,742,587           51,678,293           26,425,253
------------------------------------------------------------------------------------------------
Shares redeemed          (91,034,332)      (68,407,621)        (334,086,033)        (245,520,287)
------------------------------------------------------------------------------------------------
Net increase             160,316,156        63,629,229      $   602,392,668      $   239,038,838
================================================================================================


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                        -----------------------------      ------------------------------------
                                    Shares                                Amount
                        -----------------------------      ------------------------------------
                         Year Ended        Year Ended           Year Ended           Year Ended
                        October 31,       October 31,          October 31,          October 31,
                               2001              2000                 2001                 2000
                        -----------------------------------------------------------------------
Advisor Class
Shares sold             187,582,468        40,665,871      $   712,119,253      $   155,973,468
-----------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          4,431,708           771,894           15,835,301            2,734,123
-----------------------------------------------------------------------------------------------
Shares redeemed         (33,320,532)       (6,667,310)        (124,935,606)         (24,775,821)
-----------------------------------------------------------------------------------------------
Net increase            158,693,644        34,770,455      $   603,018,948      $   133,931,770
===============================================================================================

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
22 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ---------------------------------------------------------------------------
                                                                           Class A
                                       ---------------------------------------------------------------------------
                                                                   Year Ended October 31,
                                       ---------------------------------------------------------------------------
                                             2001             2000             1999           1998            1997
                                       ---------------------------------------------------------------------------
Net asset value,
   beginning of period .......         $     4.07       $     3.70       $     3.44       $   3.48        $   3.00
                                       ---------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .....                .02              .04              .03            .03             .04
Net realized and unrealized
   gain (loss) on investment
   transactions ..............               (.39)             .54              .62            .43             .87
                                       ---------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ................               (.37)             .58              .65            .46             .91
                                       ---------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........               (.04)            (.04)            (.03)          (.04)           (.05)
Distributions in excess of net
   investment income .........                 -0-              -0-            (.01)            -0-             -0-
Distributions from net
   realized gains ............               (.24)            (.17)            (.35)          (.46)           (.38)
                                       ---------------------------------------------------------------------------
Total dividends and
   distributions .............               (.28)            (.21)            (.39)          (.50)           (.43)
                                       ---------------------------------------------------------------------------
Net asset value, end of period         $     3.42       $     4.07       $     3.70       $   3.44        $   3.48
                                       ===========================================================================
Total Return
Total investment return based
   on net asset value(b) .....              (9.49)%          16.76%           20.48%         14.70%          33.28%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........         $2,914,367       $2,128,381       $1,503,874       $988,965        $787,566
Ratio of expenses to average
   net assets ................               1.09%             .91%             .93%           .93%(c)         .92%(c)
Ratio of net investment
   income to average
   net assets ................                .64%             .96%             .87%           .96%           1.39%
Portfolio turnover rate ......                 67%              53%              48%            89%             88%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    -------------------------------------------------------------------------------
                                                                         Class B
                                    -------------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                    -------------------------------------------------------------------------------
                                          2001              2000              1999            1998             1997
                                    -------------------------------------------------------------------------------
Net asset value,
   beginning of period .......      $     4.02        $     3.66        $     3.41        $   3.45         $   2.99
                                    -------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .....              -0-              .01                -0-            .01              .02
Net realized and unrealized
   gain (loss) on investment
   transactions ..............            (.39)              .54               .62             .43              .85
                                    -------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ................            (.39)              .55               .62             .44              .87
                                    -------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........            (.02)             (.02)               -0-           (.02)            (.03)
Distributions in excess of net
   investment income .........              -0-               -0-             (.02)             -0-              -0-
Distributions from net
   realized gains ............            (.24)             (.17)             (.35)           (.46)            (.38)
                                    -------------------------------------------------------------------------------
Total dividends and
   distributions .............            (.26)             (.19)             (.37)           (.48)            (.41)
                                    -------------------------------------------------------------------------------
Net asset value, end of period      $     3.37        $     4.02        $     3.66        $   3.41         $   3.45
                                    ===============================================================================
Total Return
Total investment return based
   on net asset value(b) .....          (10.22)%           15.93%            19.56%          14.07%           31.83%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........      $3,360,119        $2,567,250        $1,842,045        $787,730         $456,399
Ratio of expenses to average
   net assets ................            1.84%             1.67%             1.70%           1.72%(c)         1.72%(c)
Ratio of net investment
   income (loss) to average
   net assets ................            (.11)%             .20%              .09%            .17%             .56%
Portfolio turnover rate ......              67%               53%               48%             89%              88%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------------
                                                                 Class C
                                   -------------------------------------------------------------------
                                                            Year Ended October 31,
                                 -------------------------------------------------------------------
                                         2001           2000         1999         1998            1997
                                   -------------------------------------------------------------------
Net asset value,
   beginning of period .......     $     4.02       $   3.66     $   3.41     $   3.45        $   2.99
                                   -------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .....             -0-           .01           -0-         .01             .02
Net realized and unrealized
   gain (loss) on investment
   transactions ..............           (.39)           .54          .62          .43             .85
                                   -------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ................           (.39)           .55          .62          .44             .87
                                   -------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........           (.02)          (.02)          -0-        (.02)           (.03)
Distributions in excess of net
   investment income .........             -0-            -0-        (.02)          -0-             -0-
Distributions from net
   realized gains ............           (.24)          (.17)        (.35)        (.46)           (.38)
                                   -------------------------------------------------------------------
Total dividends and
   distributions .............           (.26)          (.19)        (.37)        (.48)           (.41)
                                   -------------------------------------------------------------------
Net asset value, end of period     $     3.37       $   4.02     $   3.66     $   3.41        $   3.45
                                   ===================================================================
Total Return
Total investment return based
   on net asset value(b) .....         (10.23)%        15.91%       19.56%       14.07%          31.83%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........     $1,233,033       $825,572     $518,185     $179,487        $106,526
Ratio of expenses to average
   net assets ................           1.83%          1.66%        1.69%        1.72%(c)        1.71%(c)
Ratio of net investment
   income (loss) to average
   net assets ................           (.10)%          .21%         .11%         .18%            .58%
Portfolio turnover rate ......             67%            53%          48%          89%             88%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      -------------------------------------------------------------------
                                                                  Advisor Class
                                      -------------------------------------------------------------------
                                                              Year Ended October 31,
                                      -------------------------------------------------------------------
                                          2001           2000          1999          1998            1997
                                      -------------------------------------------------------------------
Net asset value,
   beginning of period .......        $   4.08       $   3.71       $  3.44       $  3.48          $ 3.00
                                      -------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .....             .03            .05           .04           .04             .05
Net realized and unrealized
   gain (loss) on investment
   transactions ..............            (.39)           .54           .63           .43             .87
                                      -------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ................            (.36)           .59           .67           .47             .92
                                      -------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........            (.05)          (.05)         (.04)         (.05)           (.06)
Distributions in excess of net
   investment income .........              -0-            -0-         (.01)           -0-             -0-
Distributions from net
   realized gains ............            (.24)          (.17)         (.35)         (.46)           (.38)
                                      -------------------------------------------------------------------
Total dividends and
   distributions .............            (.29)          (.22)         (.40)         (.51)           (.44)
                                      -------------------------------------------------------------------
Net asset value, end of period        $   3.43       $   4.08       $  3.71       $  3.44          $ 3.48
                                      ===================================================================
Total Return
Total investment return based
   on net asset value(b) .....           (9.27)%        16.98%        21.03%        14.96%          33.61%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........        $700,348       $185,754       $39,739       $22,786          $3,207
Ratio of expenses to average
   net assets ................             .84%           .65%          .68%          .76%(c)         .71%(c)
Ratio of net investment income
   to average net assets .....             .87%          1.21%         1.12%         1.14%           1.42%
Portfolio turnover rate ......              67%            53%           48%           89%             88%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE GROWTH & INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below, the net expense ratios were as follows:

                                                 Year Ended October 31,
                                                 ----------------------
                                                 1998             1997
                                                 ----------------------
      Class A...............                      .92%             .91%
      Class B...............                     1.71%            1.71%
      Class C...............                     1.71%            1.70%
      Advisor Class.........                      .75%             .70%


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 27

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth and Income Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 14, 2001

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $334,757,995 of capital gain distributions during the fiscal year ended October 31, 2001, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
28 o ALLIANCE GROWTH & INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH & INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Frank Caruso, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH & INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH & INCOME FUND o 33

Alliance Growth and Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

    Alliance Capital [LOGO](R)
    The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GTHAR1001